WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

(each a series of WESTERN ASSET FUNDS, INC.)

Supplement to the Prospectus Dated

August 1, 2008

The following replaces the section of the Prospectus on page 37 entitled “Portfolio Managers – Western Asset Intermediate Bond Portfolio.”

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Andrea A. Mack serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Mr. Eichstaedt and Ms. Mack have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Leech, Mr. Walsh and Mr. Eichstaedt have served as portfolio managers to the Portfolio since its inception in 1994. Ms. Mack has served as a portfolio manager to the Portfolio since 2009.

The following replaces the section of the Prospectus on page 37 entitled “Portfolio Managers – Western Asset Limited Duration Bond Portfolio.”

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh and Andrea A. Mack serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh and Ms. Mack have been employed as portfolio managers for Western Asset for at least the past five years and have served as portfolio managers to the Portfolio since its inception in 2003.

This supplement should be retained with your Prospectus for future reference.

This supplement is dated June 4, 2009.